                 AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT
                                   (Multicare)

                  AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT, dated as of February 11, 1999, (this "Amendment No. 3") by and among: The Multicare Companies, Inc. and certain Subsidiaries identified on the signature pages hereto as "Borrowers"; the institutions identified on the signature pages hereto as "Lenders"; Mellon Bank, N.A. as Issuer of Letters of Credit and as Administrative Agent; Citicorp USA, Inc. as Syndication Agent; First Union National Bank as Documentation Agent; and Bank of America (as successor by merger to NationsBank, N.A.) as Syndication Agent.

                                   Background

                  A Credit Agreement, dated as of October 9, 1997, was entered into by and among The Multicare Companies, Inc. and certain of its Subsidiaries as Borrowers, Mellon Bank, N.A. as Issuer of Letters of Credit and Administrative Agent, Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent, NationsBank, N.A. as Syndication Agent, and the Lenders and other Agents identified therein and was amended pursuant to that certain Amendment No. 1 thereto, dated as of March 5, 1998 and was further amended pursuant to that certain Amendment No. 2 thereto, dated as of August 28, 1998. The Credit Agreement, as so amended, is referred to herein as the "Current Credit Agreement". The Current Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time is herein referred to as the "Credit Agreement" or the "Agreement". Terms are used in this Amendment No. 3 as defined in the Current Credit Agreement unless otherwise specified.

                  The Borrowers have requested that the Adjusted Total Debt/Cash Flow Ratio, the Adjusted Senior Debt/Cash Flow Ratio and the Fixed Charge Coverage Ratio set forth in the Current Credit Agreement be modified for a limited period and that the maximum amount of permitted rental payments in the Current Credit Agreement be increased. The Lenders are willing to make such changes to the Current Credit Agreement subject to the condition that the Applicable Margin on LIBO Rate Loans be increased and subject to such other terms and conditions as are more fully set forth below.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.



                                    Agreement

             1. Amendments to Current Credit Agreement on Amendment No. 3 Effective Date. The Current Credit Agreement is amended in each of the following respects, as of the Amendment No. 3 Effective Date (as defined in Section 3 below).

                  1.1 Timing of Prepayments in Connection with Net Proceeds of Dispositions. In order to provide for the prepayment of Loans with asset sale proceeds promptly after the asset sale (rather than 364 days thereafter) and eliminate the existing right to use proceeds of a disposition to effect an acquisition, the first four sentences of paragraph (ii) of Section 1.5(b) are deleted in their entirety and replaced with the following:

                  Promptly (but in no event more than ten Business Days) after the date of any sale, assignment, transfer or other disposition by any Borrower of any assets (other than pursuant to paragraphs (a), (b), (c) or (e) of Section 8.5 below) whether now owned or hereafter acquired (including a disposition of equity, collectively, a "disposition"), Multicare, on behalf of the Borrowers, shall prepay the Loans by an amount equal to the amount of the Net Cash Proceeds of such disposition. No more than five (5) Business Days before any proposed disposition, Multicare, on behalf of the applicable Borrower, shall notify the Administrative Agent in writing (1) that such disposition is anticipated, (2) the anticipated date of such disposition, (3) the anticipated date of prepayment of the Loans pursuant to this paragraph (ii) and
                  (4) the amount of Net Cash Proceeds anticipated in connection therewith. At least five (5) Business Days before the actual prepayment, Multicare, on behalf of the Borrowers, shall either confirm or correct the information provided in such notice. Such confirmation or correction shall be deemed to be an irrevocable notice of prepayment.

                  1.2 Adjusted Total Debt/Cash Flow Ratio. The covenant set forth in Section 7.1(c) of the Current Credit Agreement is amended to provide that, for the period commencing 10/1/98 and ending on 12/30/99, the Adjusted Total Debt/Cash Flow Ratio shall be no greater than 7.25 to 1. At all other times, the maximum permitted Adjusted Total Debt/Cash Flow Ratio shall be as set forth in the Current Credit Agreement.

                  1.3 Adjusted Senior Debt/Cash Flow Ratio. The covenant set forth in Section 7.1(d) of the Current Credit Agreement is amended to provide that, for the period commencing 10/1/98 and ending on 12/30/99, the Adjusted Senior Debt/Cash Flow Ratio shall be no greater than 5.25 to 1. At all other times, the maximum permitted Adjusted Senior Debt/Cash Flow Ratio shall be as set forth in the Current Credit Agreement.

                  1.4 Delivery of Status Letters. A new paragraph (l) shall be added to Section 6.1 of the Current Credit Agreement immediately following paragraph (k) thereof as follows:

                  On each of June 30, 1999 and September 30, 1999, Multicare, on behalf of the Borrowers, shall deliver to the Administrative Agent and each Lender a letter advising them of its plans and the status of the implementation of those plans to cause an event to occur or condition to exist which would result in compliance with the required December 31, 1999 Adjusted Total Debt/Cash Flow Ratio and required December 31, 1999 Adjusted Senior Debt/Cash Flow Ratio.

                  1.5 Adjustment to Permitted Rental Expense. In order to allow the Borrowers to incur additional rental expense, clause (c) of Section 8.7 of the Current Credit Agreement (Leases) is amended in its entirety to read as follows:

                                    (c) Other leases which are not Capitalized
                  Leased or Synthetic Leases but only to the extent that the aggregate Rental Expense of the Surety and the Borrowers with respect to all such other leases does not exceed (i) during the fiscal year ending September 30, 1999, $25,000,000.00 and
                  (ii) during each fiscal year thereafter, an amount equal to the amount permitted in the preceding year plus an additional $2,000,000.00 (e.g., $27,000,000.00 in the fiscal year ending
                  September 30, 2000).

                  1.6 Applicable Margin Definition. In order to increase the Applicable Margin on LIBO Rate Loans and add two additional pricing tiers, the definition of Applicable Margin is amended in its entirety to read as follows:

                                    "Applicable Margin" means a marginal rate of
                  interest which is added to the LIBO Rate or Prime Rate, as the case may be, to determine the effective rate of interest on Loans and other payments as specified in the Loan Documents. Until the Officer's Compliance Certificate for the fiscal quarter ending March 31, 1999 is delivered to the Administrative Agent and Lenders pursuant to Section 6.1 above, the Applicable Margin (a) for LIBO Rate Loans shall be the following: 3.0% for RC Loans or Tranche A Term Loans; 3.25% for Tranche B Term Loans; and 3.5% for Tranche C Term Loans, and (b) for Prime Rate Loans shall be the following:
                  .75% for RC Loans and Tranche A Term Loans; 1.0% for Tranche B Term Loans; and 1.25% for Tranche C Term Loans. Thereafter, the Applicable Margin shall be determined in the following manner:

                                    (a) For any RC Loans or Tranche A Term
                  Loans, the Applicable Margin shall be the percentage amount set forth below under the caption "Applicable Margin for RC Loans and Tranche A Term Loans" opposite the relevant Adjusted Total Debt/Cash Flow Ratio:

                       Adjusted Total          Applicable Margin for RC Loans
                       Debt/Cash Flow Ratio    and Tranche A Term Loans
                       --------------------    ---------------------------------
                                               Prime Rate Loans  LIBO Rate Loans
                                               ----------------  ---------------
                             below 3.0                0              1.00%

                             > 3.0 < 3.5              0              1.25%
                             -

                             > 3.5 < 4.0              0              1.50%
                             -

                             > 4.0 < 4.5              0              1.75%
                             -

                             > 4.5 < 5.0              0              2.00%
                             -

                             > 5.0 < 5.5              .25%           2.25%
                             -

                             > 5.5 < 6.0              .50%           2.50%
                             -

                             > 6.0 < 6.5              .75%           2.75%
                             -

                             >6.5 < 7.00              .75%           3.00%
                             -

                             >7.00                    .75%           3.25%
                             -

                                    (b) For any Tranche B Term Loan, the
                  Applicable Margin at all times after the Amendment No. 3 Effective Date shall be 1.0% for Prime Rate Loans and 3.25% for LIBO Rate Loans.

                                    (c) For any Tranche C Term Loan, the
                  Applicable Margin at all times after the Amendment No. 3 Effective Date shall be 1.25% for Prime Rate Loans and 3.5% for LIBO Rate Loans.

                                    (d) The Applicable Margin for Swing Loans at
                  all times shall be zero.

                  The Applicable Margin shall be adjusted five Business Days after receipt of the annual or quarterly Officer's Compliance Certificate delivered pursuant to Section 6.1 and shall be based on the Adjusted Total Debt/Cash Flow Ratio set forth therein. At any time that such annual or quarterly Officer's Compliance Certificate is required to be delivered pursuant to said Section 6.1 and is not so delivered, then the Applicable Margin shall be the highest rate specified for the subject Loan until the Officer's Compliance Certificate is so delivered.

                  1.7 Fixed Charge Coverage Ratio Definition. In order to provide greater flexibility to the Borrowers for the period commencing on October 1, 1998 and ending December 30, 1999, the definition of "Fixed Charge Coverage Ratio" in Section 11.1 of the Existing Credit Agreement is amended by adding the following two sentences at the end thereof:

                  Notwithstanding the foregoing, for calculations of the Fixed Charge Coverage Ratio with respect to the period commencing October 1, 1998 and ending December 30, 1999, there shall not be added to the denominator "principal payments scheduled or required to be made on Total Funded Indebtedness for the four fiscal quarters ending on, or most recently prior to, such date of determination". For calculations made with respect to any period ending after December 30, 1999, the calculation shall be made without regard to the adjustment set forth in the preceding sentence.

                  1.8 New Definition of Amendment No. 3 Effective Date. Section
11.1 of the Current Credit Agreement is amended by adding the following new definition in its correct alphabetical location:

                                    "Amendment No. 3 Effective Date" means the
                  date that Amendment No. 3 to this Agreement becomes effective as more particularly set forth in said Amendment No. 3 hereto.

                  1.9 Amendment to Assignment Provisions. In order to allow assignments by Lenders of smaller amounts, Section 12.9(c) of the Current Credit Agreement is amended by replacing the phrase "Ten Million Dollars
($10,000,000.00)" in each of clauses (iii) and (iv) thereof with the phrase "Five Million Dollars ($5,000,000.00)".

             2. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agents to agree to amend the Current Credit Agreement, each of the Borrowers, jointly and severally, makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 3.

                                    (a) The execution, delivery and performance
                  of this Amendment No. 3 does not require any consent of, notice to, or filing with any governmental entity or any other third party, does not violate the terms of any agreement or instrument binding on any Borrower (including, without limitation, the constituent documents of such Borrower) or violate any Law applicable to such Borrower. On and after the Amendment No. 3 Effective Date, the Current Credit Agreement as amended by the amendments hereunder to be effective on the Amendment No. 3 Effective Date, shall be the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

                                    (b) No Default or Event of Default has
                  occurred and is continuing, after giving effect to the amendments contained herein.

                                    (c) Each of the representations and
                  warranties set forth in the Credit Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment No. 3 Effective Date.

             3. Amendment No. 3 Effective Date; Waiver. The amendments set forth in Section 1 (Amendments to Current Credit Agreement on Amendment No. 3 Effective Date) above shall be effective on the date (the "Amendment No. 3 Effective Date") that each of the following conditions is satisfied:

                  3.1 Execution of Amendment. Each of the Borrowers and the Required Lenders shall have executed this Amendment No. 3 and the Surety shall have executed the acknowledgement set forth below.

                  3.2 Other Documents and Information. The Administrative Agent shall have received such other documents and information as it shall reasonably request.

Also effective on the Amendment No. 3 Effective Date, each Default or Event of Default that would have existed had this Amendment No. 3 not become effective is hereby waived to the extent and only to the extent that it does not exist or would not exist after giving effect to this Amendment No. 3. This waiver is limited in scope to its precise terms and does not imply any other or future waivers.

             4. Counterparts. This Amendment No. 3 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

             5. Ratification. The Current Credit Agreement, as amended by this Amendment No. 3, and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

             6. Payment of Fees and Expenses. Without limiting other payment obligations of the Borrowers set forth in the Loan Documents, the Borrowers hereby, jointly and severally, agree to pay (a) all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 3 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP, (b) a fee to each Lender who signs and returns a signature page hereto no later than 5:00 p.m. on February 11, 1999 in an amount equal to .2% of such Lender's total Commitment under the Agreement and (c) such other fees as Multicare has agreed to pay in connection herewith.

             7. Authorization to Agent. The Lenders hereby authorize the Administrative Agent to take such action (including, without limitation, signing amendments to Loan Documents) as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 3.

             8. Governing Law. This Amendment No. 3 shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

             9. References. From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Current Credit Agreement as modified and amended by this Amendment No. 3 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

             IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be duly executed as of the date first above written.

BORROWERS:



                                   THE MULTICARE COMPANIES, INC., a
                                   Delaware corporation



                                   By____________________________
                                   Name: Barbara J. Hauswald
                                   Title: Treasurer

                                   Address for notices:
                                   101 East State Street
                                   Kennett Square, PA 19348
                                   Attention:   Ira C. Gubernick, Vice President
                                                Chairman's Office & Corporate
                                                Secretary
                                   Telephone: (610) 444-6350
                                   Facsimile: (610) 444-3365

ADS APPLE VALLEY LIMITED PARTNERSHIP, a Massachusetts limited partnership, by:
ADS Apple Valley, Inc. its General Partner

ADS DARTMOUTH GENERAL PARTNERSHIP, a Massachusetts general partnership, by ADS Dartmouth ALF, Inc. and ADS Senior Housing, Inc., its General Partners

ADS HINGHAM LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Hingham Nursing Facility, Inc., its General Partner

ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Recuperative Center, Inc., its General Partner

CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Cumberland, Inc., its General Partner

GLENMARK PROPERTIES I, LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

GROTON ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Groton, Inc., its General Partner

MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Middletown (R.I.), Inc., its General Partner

POINT PLEASANT HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

RALEIGH MANOR LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

ROMNEY HEALTH CARE CENTER LTD., LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

SISTERVILLE HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

TEAYS VALLEY HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

THE STRAUS GROUP - HOPKINS HOUSE, L.P., a New Jersey limited partnership, by Encare of Wyncote, Inc., its General Partner

THE STRAUS GROUP - QUAKERTOWN MANOR, L.P., a New Jersey limited partnership, by Encare of Quakertown, Inc., its General Partner

WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Wallingford, Inc., its General Partner

WARWICK ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Warwick, Inc., its General Partner


By: ___________________________________
    On behalf of each of the foregoing
    General Partners by Barbara J. Hauswald,
    Treasurer



HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Encare of Mendham, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Breyut Convalescent Center, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

POMPTON ASSOCIATES, L.P., a New Jersey limited partnership, by Pompton Corp., L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - OLD BRIDGE, L.P., a New Jersey limited partnership, by Health Resources of Emery, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - RIDGEWOOD, L.P., a New Jersey limited partnership, by Health Resources of Ridgewood, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager



By:__________________________
On behalf of each of the foregoing
General Partners by Barbara J.
Hauswald as Treasurer of the
Authorized Manager


Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Vice President
           Chairman's Office & Corporate
           Secretary
Telephone: (610) 444-6350
Facsimile: (610) 444-3365

ACADEMY NURSING HOME, INC., a Massachusetts corporation

ADS APPLE VALLEY, INC., a Massachusetts corporation

ADS CONSULTING, INC., a Massachusetts corporation

ADS DANVERS ALF, INC., a Delaware corporation

ADS DARTMOUTH ALF, INC., a Delaware corporation

ADS HINGHAM ALF, INC., a Delaware Corporation

ADS HINGHAM NURSING FACILITY, INC., a Massachusetts corporation

ADS HOME HEALTH, INC., a Delaware corporation

ADS MANAGEMENT, INC., a Massachusetts corporation

ADS/MULTICARE, INC., a Delaware corporation

ADS RECUPERATIVE CENTER, INC., a Massachusetts corporation

ADS SENIOR HOUSING, INC., a Massachusetts corporation

ADS VILLAGE MANOR, INC., a Massachusetts corporation

ANR, INC., a Delaware corporation

APPLEWOOD HEALTH RESOURCES, INC., a Delaware corporation

AUTOMATED PROFESSIONAL ACCOUNTS, INC., a West Virginia corporation

BERKS NURSING HOMES, INC., a Pennsylvania corporation

BETHEL HEALTH RESOURCES, INC., a Delaware corporation

BRIGHTWOOD PROPERTY, INC., a West Virginia corporation

CENTURY CARE CONSTRUCTION, INC., a New Jersey corporation

CENTURY CARE MANAGEMENT, INC., a Delaware corporation

CHATEAU VILLAGE HEALTH RESOURCES, INC., a Delaware corporation

CHG INVESTMENT CORP., INC., a Delaware corporation

CHNR-I, INC., a Delaware corporation

COLONIAL HALL HEALTH RESOURCES, INC., a Delaware corporation

COLONIAL HOUSE HEALTH RESOURCES, INC., a Delaware corporation

CONCORD HEALTH GROUP, INC., a Delaware corporation

CONCORD HOME HEALTH, INC., a Pennsylvania corporation

CONCORD REHAB, INC., a Pennsylvania corporation

CONCORD SERVICE CORPORATION, a Pennsylvania corporation

CVNR, INC., a Delaware corporation

DELM NURSING, INC., a Pennsylvania corporation

ELMWOOD HEALTH RESOURCES, INC., a Delaware corporation

ENCARE OF PENNYPACK, INC., a Pennsylvania corporation

ENCARE OF QUAKERTOWN, INC., a Pennsylvania corporation

ENCARE OF WYNCOTE, INC., a Pennsylvania corporation

ENR, INC., a Delaware corporation

GLENMARK ASSOCIATES, INC., a West Virginia corporation

GMA - BRIGHTWOOD, INC., a West Virginia corporation

GMA CONSTRUCTION, INC., a West Virginia corporation

GMA - MADISON, INC., a West Virginia corporation

GMA PARTNERSHIP HOLDING COMPANY, INC., a West Virginia corporation

GMA - UNIONTOWN, INC., a Pennsylvania corporation

HEALTH RESOURCES OF BOARDMAN, INC., a Delaware corporation

HEALTH RESOURCES OF CEDAR GROVE, INC., a New Jersey corporation

HEALTH RESOURCES OF COLCHESTER, INC., a Connecticut corporation

HEALTH RESOURCES OF COLUMBUS, INC., a Delaware corporation

HEALTH RESOURCES OF CUMBERLAND, INC., a Delaware corporation

HEALTH RESOURCES OF EATONTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF FARMINGTON, INC., a Delaware corporation

HEALTH RESOURCES OF GARDNER, INC., a Delaware corporation

HEALTH RESOURCES OF GLASTONBURY, INC., a Connecticut corporation

HEALTH RESOURCES OF GROTON, INC., a Delaware corporation

HEALTH RESOURCES OF LAKEVIEW, INC., a New Jersey corporation

HEALTH RESOURCES OF LEMONT, INC., a Delaware corporation

HEALTH RESOURCES OF LYNN, INC., a New Jersey corporation

HEALTH RESOURCES OF KARMENTA AND MADISON, INC., a Delaware corporation

HEALTH RESOURCES OF MARCELLA, INC., a Delaware corporation

HEALTH RESOURCES OF MIDDLETOWN (R.I.), INC., a Delaware corporation

HEALTH RESOURCES OF MORRISTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF NORFOLK, INC., a Delaware corporation

HEALTH RESOURCES OF NORWALK, INC., a Connecticut corporation

HEALTH RESOURCES OF PENNINGTON, INC., a New Jersey corporation

HEALTH RESOURCES OF ROCKVILLE, INC., a Delaware corporation

HEALTH RESOURCES OF SOUTH BRUNSWICK, INC., a New Jersey corporation

HEALTH RESOURCES OF TROY HILLS, INC., a New Jersey corporation

HEALTH RESOURCES OF WALLINGFORD, INC., a Delaware corporation

HEALTH RESOURCES OF WARWICK, INC., a Delaware corporation

HEALTHCARE REHAB SYSTEMS, INC., a Pennsylvania corporation

HORIZON ASSOCIATES, INC., a West Virginia corporation

HORIZON MOBILE, INC., a West Virginia corporation

HORIZON REHABILITATION, INC., a West Virginia corporation

HR OF CHARLESTON, INC., a West Virginia corporation

HRWV Huntington, Inc., a West Virginia corporation

LAKEWOOD HEALTH RESOURCES, INC., a Delaware corporation

LAUREL HEALTH RESOURCES, INC., a Delaware corporation

LEHIGH NURSING HOMES, INC., a Pennsylvania corporation

LWNR, INC., a Delaware corporation

MABRI CONVALESCENT CENTER, INC., a Connecticut corporation

MARKGLEN, INC., a West Virginia corporation

MARSHFIELD HEALTH RESOURCES, INC., a Delaware corporation

MONTGOMERY NURSING HOMES, INC., a Pennsylvania corporation

MULTICARE AMC, INC., a Delaware Corporation

MULTICARE HOME HEALTH OF ILLINOIS, INC., a Delaware corporation

NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC., a Massachusetts corporation

PHC OPERATING CORP., a Delaware corporation

POCAHONTAS CONTINUOUS CARE CENTER, INC., a West Virginia corporation

PRESCOTT NURSING HOME, INC., a Massachusetts corporation

PROGRESSIVE REHABILITATION CENTERS, INC., a Delaware corporation

PROVIDENCE HEALTH CARE, INC., a Delaware corporation

REST HAVEN NURSING HOME, INC, a West Virginia corporation

RIDGELAND HEALTH RESOURCES, INC., a Delaware corporation

RIVER PINES HEALTH RESOURCES, INC., a Delaware corporation

RIVERSHORES HEALTH RESOURCES, INC., a Delaware corporation

RLNR, INC., a Delaware corporation

ROSE HEALTHCARE, INC., a New Jersey corporation

ROSE VIEW MANOR, INC., a Pennsylvania corporation

RSNR, INC., a Delaware corporation

RVNR, INC., a Delaware corporation

SENIOR LIVING VENTURES, INC., a Pennsylvania corporation

SCHUYLKILL NURSING HOMES, INC., a Pennsylvania corporation

SCHUYLKILL PARTNERSHIP ACQUISITION CORP., a Pennsylvania corporation

SENIOR SOURCE, INC., a Massachusetts corporation

SNOW VALLEY HEALTH RESOURCES, INC., a Delaware corporation

SOLOMONT FAMILY FALL RIVER VENTURE, INC., a Massachusetts corporation

SOLOMONT FAMILY MEDFORD VENTURE, INC., a Massachusetts corporation

STAFFORD CONVALESCENT CENTER, INC., a Delaware corporation

S.T.B. INVESTORS, LTD., a New York corporation

SVNR, INC., a Delaware corporation

THE ADS GROUP, INC., a Massachusetts corporation

TRI-STATE MOBILE MEDICAL SERVICES, INC., a West Virginia corporation

WESTFORD NURSING AND RETIREMENT CENTER, INC., a Massachusetts corporation

WILLOW MANOR NURSING HOME, INC., a Massachusetts corporation





By:______________________________
   Barbara J. Hauswald as Treasurer on
   behalf of each of the foregoing


Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Vice President
           Chairman's Office & Corporate
           Secretary
Telephone: (610) 444-6350
Facsimile: (610) 444-3365

BREYUT CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ENCARE OF MENDHAM, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF BRIDGETON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CINNAMINSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CRANBURY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EMERY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF ENGLEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EWING, L.L.C., a New Jersey limited liability company. by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF FAIR LAWN, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF JACKSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF RIDGEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF WEST ORANGE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

POMPTON CARE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ROEPHEL CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

By:______________________________
On behalf of each of the foregoing Authorized
Managers by its Treasurer

The foregoing Amendment No. 3
is acknowledged and agreed to
by the undersigned Surety (whether
in its capacity as Surety, pledgor
under the Pledge Agreement or
otherwise) as of the date
first above written.


GENESIS ELDERCARE CORP.

By:______________________
   Name: Barbara J. Hauswald
   Title: Treasurer

AGENTS, ISSUER AND LENDERS:

                                MELLON BANK, N.A., as a Lender,
                                as Issuer and as Administrative Agent


                                By________________________________
                                    Name:  Michael J. Fox
                                    Title:  Vice President

                                Address for notices:

                                    street address:

                                    AIM 199-5220
                                    Mellon Independence Center
                                    701 Market Street
                                    Philadelphia, Pennsylvania  19106

                                mailing address:

                                    AIM 199-5220
                                    P.O. Box 7899
                                    Philadelphia, Pennsylvania  19101-7899

                                    Attention:  Linda Sigler,
                                    Loan Administration

                                    Telephone:  215-553-4583
                                    Facsimile:  215-553-4789

                              With a copy to

                                  Plymouth Meeting Executive Campus
                                  610 W. Germantown Pike, Suite 200
                                  Plymouth Meeting, Pennsylvania  19462

                                  Attention: Michael Fox
                                  Vice President

                                  Telephone:  610-941-8426
                                  Facsimile:  610-941-4136

                              With a copy for notices respecting assignments to:

                                  MELLON BANK, N.A.
                                  One Mellon Bank Center
                                  45th Floor
                                  Pittsburgh, PA  15258-0001

                                  Attention:  Dean Hazelton

                                  Telephone:  412-236-0316
                                  Facsimile:  412-236-9176

                              CITICORP USA, INC., as a Lender and as Syndication Agent


                              By________________________________
                                  Name:
                                  Title:

                              Address for notices:

                                  399 Park Avenue
                                  8th Floor, Zone 6
                                  New York, NY  10043

                                  Attention:  Margaret A. Brown

                                  Telephone:  212-559-0501
                                  Facsimile:  212-793-0289

                                  FIRST UNION NATIONAL BANK, as a Lender and as Documentation Agent


                                  By________________________________
                                      Name:
                                      Title:


                                  FIRST UNION NATIONAL BANK (as
                                  successor to CORESTATES BANK, N.A.)


                                  By________________________________
                                      Name:
                                      Title:


                                  Address for notices:

                                      One First Union Center TW-5
                                      Charlotte, NC  28288-0735

                                      Attention:  Marijane Boyle

                                      Telephone:  704-383-0624
                                      Facsimile:  704-383-9144

                              NATIONSBANK, N.A., as a Lender and as a
                                Syndication Agent


                              By_______________________________
                                  Name:
                                  Title:

                              Address for notices:

                                  101 North Tryon Street
                                  15th Floor Charlotte,
                                  NC 28255 NC1-001-15-11

                                  Attention:  Matthew Menz

                                  Telephone:  704-388-1111
                                  Facsimile:  704-409-0083

                              With a copy to

                                  100 North Tryon Street
                                  17th Floor Charlotte,
                                  NC 28255 NC1-007-1711

                                  Attention:  Ms. Marty Mitchell

                                  Telephone:  704-388-1115
                                  Facsimile:  704-386-1270
                                  e-mail:  marty.mitchell@nationsbank.com

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:_______________________________
                                  Name:
                                  Title:

                              Address for notices:

                                  Credit Lyonnaise New York Branch
                                  1301 Avenue of the Americas
                                  New York, NY  10019

                                  Attention:  John C. Oberle

                                  Telephone:  (212) 261-7344
                                  Facsimile:  (212) 261-3440

                                        FLEET NATIONAL BANK


                                        By:_________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            Fleet National Bank
                                            One Federal Street
                                            MA OF D07B
                                            Boston, MA  02110

                                            Attention:  Carol Paige

                                            Telephone:  (617) 346-4619
                                            Facsimile:  (617) 346-4699

                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED



                                  By:__________________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      The Industrial Bank of Japan, Limited
                                      1251 Avenue of the Americas
                                      New York, NY  10020

                                      Attention:  Randall Wernes

                                      Telephone:  (212) 282-3461
                                      Facsimile:  (212) 282-4488

                                NATIONAL WESTMINSTER BANK Plc


                                By:____________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    National Westminster Bank Plc
                                    65 East 55th Street, 21st Floor
                                    New York, NY  10022

                                    Attention:  Andrew Weinberg

                                    Phone:       (212) 418-4567
                                    Facsimile:  (212) 418-4594

                                with a copy to:

                                    Gleacher NatWest Inc.
                                    660 Madison Avenue, 14th Floor
                                    New York, NY  10021

                                    Attention:  Andrew Weinberg

                                    Telephone:  (212) 418-4567
                                    Facsimile:  (212) 418-4594

                                       THE SAKURA BANK, LIMITED


                                       By:_____________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           The Sakura Bank, Limited
                                           277 Park Avenue, 45th Floor
                                           New York, NY  10172

                                           Attention:  Yoshikazu Nagura

                                           Telephone:  (212) 909-4549
                                           Facsimile:  (212) 909-4599

                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION


                                   By:_______________________________
                                       Name:
                                       Title:

                                   Address for notices:

                                       Bank of America National Trust
                                         & Savings Associations
                                       100 North Tryon Street, 17th Floor
                                       Charlotte, NC  28255

                                       Attention:  Michael Andry

                                       Telephone:  (704) 388-8878
                                       Facsimile:  (704) 386-3893

                                   With copies to

                                       NationsBank, N.A.
                                       101 North Tryon Street, 15th Floor
                                       Charlotte, NC  28255
                                       NC1-001-15-11
                                       Attention:  Matthew Menz
                                       Telephone:  704-388-1111
                                       Facsimile:  704-409-0083

                                       and

                                       NationsBank, N.A.
                                       100 North Tryon Street, 17th Floor
                                       Charlotte, NC  28255
                                       NC1-007-1711
                                       Attention:  Ms. Marty Mitchell
                                       Telephone:  704-388-1115
                                       Facsimile:  704-388-6002
                                       e-mail:  marty.mitchell@nationsbank.com

                                     PARIBAS


                                     By:__________________________
                                         Name:
                                         Title:


                                     By:__________________________
                                         Name:
                                         Title:



                                     Address for notices:

                                         Paribas
                                         787 Seventh Avenue
                                         New York, NY  10019

                                         Attention:  Tod Majidzadeh

                                         Telephone:  (212) 841-2931
                                         Facsimile:     (212) 841-2292

                                         BANKBOSTON, N.A.


                                         By:___________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             BankBoston, N.A.
                                             100 Federal Street, 01-08-06
                                             Boston, MA  02110

                                             Attention:  William R. Rogers

                                             Telephone:  (617) 434-6247
                                             Facsimile:  (617) 434-0819

                                          THE BANK OF NEW YORK


                                          By:___________________________
                                              Name:
                                              Title:

                                          Address for notices:

                                              The Bank of New York
                                              One Wall Street, 21st Floor
                                              New York, NY  10286

                                              Attention:  Peter Abdill

                                              Telephone:  (212) 635-8020
                                              Facsimile:  (212) 635-8092

                                     BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                     By:___________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         Bank of Tokyo-Mitsubishi Trust Company
                                         1251 Avenue of the Americas, 12th Floor
                                         New York, NY  10020-1104

                                         Attention:  Douglas Weir

                                         Telephone:  (212) 782-4503
                                         Facsimile:  (212) 782-4935

                                     CRESTAR BANK


                                     By:___________________________________
                                         Name:
                                         Title:

                                     Address for Notices:

                                         Crestar Bank
                                         120 E. Baltimore Street, 25th Floor
                                         Baltimore, MD  21202

                                         Attention:  Andrea Robinson

                                         Telephone:  (410) 986-1686
                                         Facsimile:  (410) 986-1012

                                             DRESDNER BANK AG, NEW YORK
                                             BRANCH AND GRAND CAYMAN BRANCH


                                             By:__________________________
                                                 Name:
                                                 Title:


                                             By:__________________________
                                                 Name:
                                                 Title:


                                             Address for notices:

                                                 Dresdner Bank AG, New York
                                                 75 Wall Street, 25th Floor
                                                 New York, NY  10005-2889

                                                 Attention:  Felix K. Camacho

                                                 Telephone:  (212) 429-3007
                                                 Facsimile:  (212) 429-2129

                                             FINOVA CAPITAL CORPORATION


                                             By:_________________________
                                                 Name:
                                                 Title:

                                             Address for notices:

                                                 Finova Capital Corporation
                                                 311 S. Wacker, Suite 4400
                                                 Chicago, IL  60606

                                                 Attention:  Brian Williamson

                                                 Telephone:  (312) 294-4175
                                                 Facsimile:  (312) 322-3553

                                           KEY CORPORATE CAPITAL INC.


                                           By:__________________________
                                               Name:
                                               Title:

                                           Address for notices:

                                               Key Corporate Capital Inc.
                                               c/o Key Bank, N.A.
                                               127 Public Square
                                               Cleveland, OH  44114

                                               Attention:  Angela Mago
                                               OH-01-27-0605

                                               Telephone:  (216) 689-3247
                                               Facsimile:  (216) 689-5970

                                            FIRST NATIONAL BANK OF MARYLAND


                                            By:____________________________
                                                Name:
                                                Title:

                                            Address for notices:

                                                First National Bank of Maryland
                                                25 S. Charles Street, 18th Floor
                                                Baltimore, MD  21201

                                                Attention:  Robert H. Hauver

                                                Telephone:  (410) 244-4246
                                                Facsimile:  (410) 244-4388

                                         NATEXIS BANQUE BFCE


                                         By:__________________________
                                             Name:
                                             Title:


                                         By:__________________________
                                             Name:
                                             Title:


                                         Address for notices:

                                             Natexis Banque BFCE
                                             645 Fifth Avenue, 20th Floor
                                             New York, NY  10022

                                             Attention:  Frank Madden

                                             Telephone:  (212) 872-5180
                                             Facsimile:  (212) 872-5045

                                    NATIONAL CITY BANK OF
                                    PENNSYLVANIA


                                    By:_______________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        National City Bank of Pennsylvania
                                        20 Stanwix Street, 46-25-191
                                        Pittsburgh, PA  15222
                                        Loc. 46-25-191

                                        Attention:  Debra W. Riefner

                                        Telephone:  (412) 644-8880
                                        Facsimile:  (412) 471-4883

                                         THE SANWA BANK, LIMITED


                                         By:___________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             The Sanwa Bank, Limited
                                             55 E. 52nd Street
                                             New York, NY  10055

                                             Attention:  Jean-Michel Fatovic

                                             Telephone:  (212) 339-6397
                                             Facsimile:  (212) 754-1304

                                   SUMMIT BANK


                                   By:____________________________________
                                       Name:  James P. Andersen
                                       Title:  Vice President and Regional
                                                    Manager

                                   Address for notices:

                                       Summit Bank
                                       250 Moore Street, 2nd Floor
                                       Hackensack, NJ  07601

                                       Attention:  Tom Hanrahan

                                       Telephone:  (201) 646-5859
                                       Facsimile:  (201) 646-9497

                                     THE DAI-ICHI KANGYO BANK, LTD.



                                     By:________________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         The Dai-Ichi Kangyo Bank, Ltd.
                                         One World Trade Center, 48th Floor
                                         New York, NY  10048

                                         Attention:  Takayuki Kumagai

                                         Telephone:  (212) 432-6651
                                         Facsimile:  (212) 488-8955

                                         BANK AUSTRIA CREDITANSTALT
                                         CORPORATE FINANCE, INC.



                                         By:________________________________
                                         Name:
                                         Title:



                                         By:________________________________
                                         Name:
                                         Title:


                                     Address for notices:

                                         Bank Austria Creditanstalt Corporate
                                         Finance, Inc.
                                         Two Greenwich Plaza
                                         Greenwich, CT  06830

                                         Attention:  Cliff Wells

                                         Telephone:  (203) 861-6417
                                         Facsimile:  (203) 861-0297

                                         CREDIT SUISSE FIRST BOSTON



                                         By:_____________________________
                                             Name:
                                             Title:



                                         By:_____________________________
                                             Name:
                                             Title:


                                         Address for notices:

                                             Credit Suisse First Boston
                                             11 Madison Avenue
                                             New York, NY  10010

                                             Attention:  William S. Lutkins

                                             Telephone:  (212) 325-9705
                                             Facsimile:  (212) 325-8319

                                       FIRST NATIONAL BANK OF CHICAGO



                                       By:_____________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           First National Bank of Chicago
                                           1 First National Plaza
                                           Chicago, IL  60670

                                           Attention:  Patricia Carpen

                                           Telephone:  (312) 732-1418
                                           Facsimile:  (312) 732-2016

                                  SCOTIABANC, INC.



                                  By:____________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      ScotiaBanc, Inc.
                                      600 Peachtree Street NE
                                      Suite 2700
                                      Atlanta, GA  30308

                                      Attention:  Dana Maloney

                                      Telephone:  (404) 877-1524
                                      Facsimile:  (404) 888-8998

                                          CIBC INC.



                                          By:_______________________________
                                              Name:
                                              Title:

                                          Address for notices:

                                              CIBC Inc.
                                              425 Lexington Avenue, 8th Floor
                                              New York, NY  10025

                                              Attention:  Judith Kirshner

                                              Telephone:  (212) 856-3547
                                              Facsimile:  (212) 856-3991

                                    AMSOUTH BANK



                                    By:__________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        AmSouth Bank
                                        1900 5th Ave. N. AST7FL
                                        Birmingham, AL  35203

                                        Attention:  Ken DiFatta

                                        Telephone:  (205) 801-0358
                                        Facsimile:  (205) 326-4790

                           PFL LIFE INSURANCE
                           COMPANY



                           By:_______________________________
                               Name:
                               Title:

                           Address for notices:

                               PFL Life Insurance Company
                               c/o Aegon USA Investment Management,  Inc.
                               4333 Edgewood Road, NE
                               Cedar Rapids, IA  52499

                               Attention:  John Bailey, Securities Analyst

                               Telephone:  (319) 369-2811
                               Facsimile:  (319) 369-2666

                               MONUMENTAL LIFE INSURANCE
                               COMPANY (successor by merger to
                               PEOPLES SECURITY LIFE INSURANCE
                               COMPANY)


                               By:___________________________
                                   Name:
                                   Title:

                               Address for notices:

                                   Monumental Life Insurance Company
                                   c/o Aegon USA Investment Management, Inc.
                                   4333 Edgewood Road, NE
                                   Cedar Rapids, IA  52499


                                   Attention:  John Bailey, Securities Analyst

                                   Telephone:  (319) 369-2811
                                   Facsimile:  (319) 369-2666


                                   Payment Advice

                                   Attention:  Marla Johnson
                                   Monumental Life Insurance Company
                                   c/o AEGON USA Investment Management,
                                   Inc.
                                   4333 Edgewood Road, NE
                                   Cedar Rapids, IA  52499
                                   Fax Number:  (319) 398-8695

                                   FLOATING RATE PORTFOLIO
                                   By:  INVESCO Senior Secured
                                   Management, Inc., as attorney in fact



                                   By:________________________________


                                   Address for notices:

                                       Floating Rate Portfolio
                                       c/o INVESCO Senior Secured
                                       Management, Inc.
                                       1166 Avenue of the Americas, 27th Floor
                                       New York, NY  10036

                                       Attention:  Kathleen Lenarcic

                                       Telephone:  (212) 278-9794
                                       Facsimile:  (212) 278-9619

                                 MORGAN STANLEY DEAN WITTER
                                 PRIME INCOME TRUST


                                 By:________________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     Morgan Stanley Dean Witter
                                     Prime Income Trust
                                     c/o Morgan Stanley Dean Witter Advisors
                                     72nd Floor
                                     Two World Trade Center
                                     New York, NY  10048

                                     Attention:  Kevin Egan

                                     Telephone:  (212) 392-5845
                                     Facsimile:  (212) 392-5345

                                        DEEPROCK & COMPANY
                                        By:  Eaton Vance Management
                                             as Investment Advisor


                                        By:______________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            State Street Bank & Trust Company
                                            Corporate Trust Division
                                            One Enterprise Drive
                                            North Quincy, MA  02171
                                            Attention:  Patrick McEnroe
                                            Telephone:  (617) 664-5367
                                            Facsimile:  (617) 664-5366

                                            Eaton Vance Management
                                            Attention:  Prime Rate Reserves
                                            24 Federal Street, 6th Floor
                                            Boston, MA  02110
                                            Attention:  Payson Swaffield
                                            Telephone:   (617) 654-8484
                                            Telecopier:  (617) 695-9594
                                            Reference:

                                    ING HIGH INCOME PRINCIPAL
                                    PRESERVATION FUND HOLDINGS, LDC

                                    By:  ING Capital Advisors, Inc.,
                                         As Investment Advisor


                                    By:_________________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        ING High Income Principal Preservation
                                        Fund Holdings, LDC
                                        c/o ING Capital Advisors, Inc.
                                        233 S. Wacker Drive #5200
                                        Chicago, IL  60606

                                        Attention:  Jane Musser Nelson

                                        Telephone:  (312) 496-7606
                                        Facsimile:  (312) 496-7611

                                      SENIOR DEBT PORTFOLIO
                                      BY: Boston Management and Research
                                          as Investment Advisor


                                      By:______________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          Eaton Vance Management
                                          Attention: Prime Rate Services
                                          24 Federal Street, 6th Floor
                                          Boston, MA  02110

                                          Attention:  Payson Swaffield

                                          Telephone:  (617) 654-8484
                                          Facsimile:  (617) 695-9594

                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE CO.



                                By:______________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    Massachusetts Mutual Life Insurance Co.
                                    1295 State Street
                                    Springfield, MA  01111

                                    Attention:  John Wheeler, Managing Director

                                    Telephone:  (413) 744-6228
                                    Facsimile:  (413) 744-2022

                               MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.


                               By:_______________________________
                                   Name:
                                   Title:


                               MERRILL LYNCH PRIME RATE
                               PORTFOLIO

                                   By:  Merrill Lynch Asset Management,
                                   L.P., as Investment Advisor


                               By:_______________________________
                                   Name:
                                   Title:

                               Address for notices:

                                   Merrill Lynch Senior Floating Rate Fund, Inc. c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, NJ  08536

                                   Attention:  Colleen Cunniffe

                                   Telephone:  (609) 282-2093
                                   Facsimile:  (609) 282-2756

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                 Income Strategies Portfolio

                                 By: Merrill Lynch Asset Management, L.P., as Investment Advisor
                                     As assignee


                                 By:_______________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     Merrill Lynch Global Investment Series
                                     c/o Merrill Lynch Asset Management, L.P.
                                     800 Scudders Mill Road - Area 1B
                                     Plainsboro, NJ  08536

                                     Attention:  Colleen Cunniffe

                                     Telephone:  (609) 282-2093
                                     Facsimile:  (609) 282-2756

                             METROPOLITAN LIFE INSURANCE
                             COMPANY



                             By:_____________________________
                                 Name:
                                 Title:

                             Address for notices:

                                 Metropolitan Life Insurance Company
                                 334 Madison Avenue
                                 Convent Station, NJ  07961-0633

                                 Attention:  James Dingler
                                 Asst. Vice President

                                 Telephone:  (973) 254-3206
                                 Facsimile:  (973) 254-3050

                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                     By:________________________________
                                         Name:
                                         Title:  Its Authorized Representative

                                     Address for notices:

                                         The Northwestern Mutual Life Insurance
                                         Company
                                         720 E. Wisconsin Avenue
                                         Milwaukee, WI  53202

                                         Attention:  David A. Barras
                                         Director-Investments
                                         Northwestern Investment Management
                                         Company

                                         Telephone:  (414) 299-1618
                                         Facsimile:  (414) 299-7124

                                     NEW YORK LIFE INSURANCE
                                     AND ANNUITY CORPORATION
                                     By:  New York Life Insurance Company


                                     By:______________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         New York Life Insurance and Annuity
                                         Corporation
                                         c/o New York Life Insurance Company
                                         51 Madison Avenue, Room 206
                                         New York, NY  10010

                                         Attention:  Adam Clemens

                                         Telephone:  (212) 576-7238
                                         Facsimile:  (212) 447-4122

                                OAK HILL SECURITIES FUND, L.P.

                                By:  Oak Hill Securities GenPar, L.P.,
                                     Its General Partner


                                By:  Oak Hill Securities MGP, Inc.,
                                     Its General Partner



                                By:_______________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    Oak Hill Securities Fund, L.P.
                                    c/o O'Sullivan Graev & Karabell, LLP
                                    30 Rockefeller Plaza
                                    New York, NY  10112

                                    Attention:  John Ashmead, Esq.

                                    Telephone:  (212) 408-2494
                                    Facsimile:  (212) 728-5950

                                       OCTAGON LOAN TRUST


                                       By:____________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           Octagon Loan Trust
                                           380 Madison Avenue, 12th Floor
                                           New York, NY  10017

                                           Attention:  James P. Ferguson
                                           Managing Director

                                           Telephone:  (212) 622-3070
                                           Facsimile:  (212) 622-3797

                                         PARIBAS CAPITAL FUNDING LLC


                                         By:____________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             Paribas Capital Funding LLC
                                             787 Seventh Avenue, 32nd Floor
                                             New York, NY  10019

                                             Attention:  Michael Weinberg

                                             Telephone:  (212) 841-2544
                                             Facsimile:  (212) 841-2144


                                         with a copy to:


                                             State Street Bank & Trust Co.
                                             Corporate Trust Dept.
                                             Attn:  Bill Connolly
                                             Phone:  (617) 664-5410
                                             Fax:    (617) 664-5366(67)(68)

                                    ROYALTON COMPANY
                                    By:  Pacific Investment Management
                                    Company, as its Investment Advisor


                                    By:_____________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        Royalton Company
                                        c/o Pacific Investment Management Co.
                                        840 Newport Center Drive
                                        Newport Beach, CA  92658

                                        Attention:  Melissa Fejdasz

                                        Telephone:  (949) 721-5169
                                        Facsimile:  (949) 718-2623

                                     NORTHERN LIFE INSURANCE
                                     COMPANY


                                     By: ____________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         Northern Life Insurance Company
                                         c/o Reliastar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN  55401-2121

                                         Attention:  James V. Wittich

                                         Telephone:  (612) 372-3553
                                         Facsimile:  (612) 372-5368

                                       KZH SOLEIL LLC

                                       By:________________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           KZH Soleil LLC
                                           c/o The Chase Manhattan Bank
                                           450 West 33rd Street - 15th Floor
                                           New York, NY  10001

                                           Attention:  Virginia Conway

                                           Telephone:  (212) 946-7575
                                           Facsimile:  (212) 946-7776

                                          KZH III LLC


                                          By:_____________________________
                                              Name:
                                              Title:

                                          Address for notices:

                                              KZH III LLC c/o The
                                              Chase Manhattan Bank
                                              450 West 33rd Street - 15th Floor
                                              New York, NY 10001

                                              Attention:  Virginia Conway

                                              Telephone:  (212) 946-7575
                                              Facsimile:  (212) 946-7776

                                        KZH CRESCENT LLC


                                        By:_____________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            KZH Crescent LLC
                                            c/o The Chase Manhattan Bank
                                            450 West 33rd Street - 15th Floor
                                            New York, NY  10001

                                            Attention:  Virginia Conway

                                            Telephone:  (212) 946-7575
                                            Facsimile:  (212) 946-7776

                                           VAN KAMPEN PRIME RATE INCOME
                                           TRUST


                                           By:__________________________
                                               Name:
                                               Title:


                                           VAN KAMPEN CLO I, LIMITED
                                           by: Van Kampen Management, Inc., as
                                           Collateral Manager


                                           By:__________________________
                                               Name:
                                               Title:


                                           VAN KAMPEN SENIOR INCOME TRUST

                                           By:__________________________
                                               Name:
                                               Title:


                                           Address for notices:

                                           In care of:
                                           Van Kampen
                                           One Parkview Plaza
                                           Oakbrook Terrace, IL  60181

                                           Attention:  Jeffrey Maillet

                                           Telephone:  (630) 684-6438
                                           Facsimile:  (630) 684-6740

                                    CONTINENTAL ASSURANCE COMPANY
                                    Separate Account (E)
                                    By: TCW Asset Management Company as
                                    attorney-in-fact


                                    By:_______________________________
                                        Name:  Mark L. Gold
                                        Title:  Managing Director


                                    By:_______________________________
                                        Name:  Justin L. Driscoll
                                        Title:  Senior Vice President


                                    Address for notices:

                                    Continental Assurance Company
                                    c/o TCW Asset Management Company
                                    200 Park Avenue, Suite 2200
                                    New York, NY  10166-0228

                                    Attention:  Mark L. Gold/Justin L. Driscoll

                                    Telephone:  (212) 771-4137
                                    Facsimile:  (212) 771-4159

                                     CANADIAN IMPERIAL BANK OF
                                     COMMERCE


                                     By:______________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         Canadian Imperial Bank of Commerce
                                         425 Lexington Avenue, 7th Floor
                                         New York, NY  10025

                                         Attention:  William Swenson

                                         Telephone:  (212) 856-3935
                                         Facsimile:  (212) 856-3799

                                 MORGAN STANLEY SENIOR FUNDING,
                                 INC.


                                 By:_____________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     MORGAN STANLEY SENIOR FUNDING,
                                     INC.
                                     1585 Broadway, 10th Floor
                                     New York, New York  10036

                                     Attention:  James Morgan

                                     Telephone:  (212) 761-4866
                                     Facsimile:  (212) 761-0592

                                   CRESCENT/MACH I PARTNERS, L.P.
                                   by: TCW Asset Management Company,
                                   its Investment Manager


                                   By:_____________________________
                                       Name:
                                       Title:

                                   Address for notices:

                                       Crescent/Mach I Partners L.P.
                                       c/o State Street Bank & Trust Co.
                                       Two International Place
                                       Boston, MA  02110

                                       Attention:  Elizabeth Kennedy

                                       Telephone:  (617) 664-5015
                                       Facsimile:  (617) 664-5291


                                       PLEASE COPY RATE SET NOTICE TO:
                                       Mark L. Gold/Justin L. Driscoll
                                       Trust Company of the West
                                       200 Park Avenue
                                       New York, NY  10166

                                       Telephone:  (212) 771-4137
                                       Fax:  (212) 771-4159

                                   NEW YORK LIFE INSURANCE COMPANY


                                   By:______________________________
                                       Name:
                                       Title:

                                   Address for notices:


                                       New York Life Insurance and
                                       Annuity Corporation
                                       c/o New York Life Insurance Company
                                       51 Madison Avenue
                                       Room 206
                                       New York, New York  10010

                                       Attention:  Adam Clemens

                                       Telephone:  (212) 576-7238
                                       Facsimile:  (212) 447-4122

                                     CITY NATIONAL BANK


                                     By:______________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         City National Bank
                                         400 N. Roxbury Drive, 3rd Floor
                                         Beverly Hills, CA  90210

                                         Attention:  Randall Watsek

                                         Telephone: 310/888-6131
                                         Fax: 310/888-6564

                                   TORONTO-DOMINION (NEW YORK),
                                   INC.



                                   By:_____________________________



                               Address for notices:


                                   The Toronto-Dominion (New York), Inc.
                                   909 Fannin, Suite 1700
                                   Houston, TX  77010

                                   Attention:  Sonja Jordan

                                   Telephone: 713/653-8244
                                   Fax: 713/951-9921

                                      LEHMAN COMMERCIAL PAPER INC.



                                      By:________________________



                                  Address for notices:


                                      Lehman Commercial Paper Inc.
                                      3 World Financial Center
                                      New York, NY  10285

                                      Attention:  Michele Swanson

                                      Telephone: 212/526-0330
                                      Fax: 212/526-0242

                                    CAPTIVA II FINANCE LTD.



                                    By:___________________________


                                    Address for notices:

                                        Captiva II Finance Ltd.
                                        c/o Deutsche Morgan Grenfell (Cayman)
                                        Limited
                                        P.O. Box 1984GT, Elizabethan Square
                                        Grand Cayman, Cayman Islands

                                        Attention:  Director

                                        Telephone:  (345) 949-8244
                                        Facsimile:  (345) 949-8178

                                    with a copy to:

                                        Stanfield Capital Partners
                                        330 Madison Avenue, 27th Flr.
                                        New York, NY  10017

                                        Attention:  Christopher Bondy

                                        Telephone:  (212) 284-4304
                                        Facsimile:  (212) 284-4320

                                   CERES FINANCE LTD.



                                   By:____________________________


                                   Address for notices:

                                       Ceres Finance Ltd.
                                       c/o Deutsche Morgan Grenfell (Cayman)
                                       Limited
                                       P.O. Box 1984GT, Elizabethan Square
                                       Grand Cayman, Cayman Islands

                                       Attention:  Director

                                       Telephone:  (345) 949-8244
                                       Facsimile:  (345) 949-8178

                                   with a copy to:

                                       Stanfield Capital Partners
                                       330 Madison Avenue, 27th Flr.
                                       New York, NY  10017

                                       Attention:  Christopher Bondy

                                       Telephone:  (212) 284-4304
                                       Facsimile:  (212) 284-4320

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH



                                        By:___________________________
                                            Name:
                                            Title:


                                        By:___________________________
                                            Name:
                                            Title:


                                        Address for notices:

                                            Rabobank Nederland
                                            245 Park Avenue
                                            New York, NY  10167

                                            Attention:  M. Christina Debler

                                            Telephone:  (212) 916-7967
                                            Facsimile:  (212) 916-7837

                                       AMARA-2 FINANCE LTD.



                                       By:_____________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           Amara-2 Finance Ltd.
                                           c/o Stanfield Capital Partners LLC
                                           330 Madison Avenue, 27th Flr.
                                           New York, NY  10017

                                           Attention:  Christopher Bondy

                                           Telephone:  (212) 284-4304
                                           Facsimile:  (212) 284-4320

                                    MLCBO IV (CAYMAN) LTD.
                                    BY:  HIGHLAND CAPITAL MANAGEMENT
                                    L.P., as Collateral Manager


                                    By:______________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        MLCBO IV (CAYMAN) LTD.
                                        c/o Highland Capital Management L.P.
                                        as Collateral Manager
                                        1150 Two Galleria Tower
                                        13455 Noel Road, LB #45
                                        Dallas, TX  75240

                                        Attention:  Mark Okada

                                        Telephone:  (972) 233-4300
                                        Facsimile:  (972) 233-4343

                                         JACKSON NATIONAL LIFE INSURANCE
                                         COMPANY
                                         By:  PPM America, Inc., as attorney-
                                         in-fact, on behalf of Jackson National
                                         Life Insurance Company


                                         By:______________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             PPM America, Inc.
                                             225 W. Wacker, Suite 1200
                                             Chicago, IL  60606

                                             Attention:  Michael DiRe

                                             Telephone:  (312) 634-2509
                                             Facsimile:  (312) 634-0054

                                    CYPRESSTREE INVESTMENT PARTNERS
                                    I., Ltd.
                                    By:  CypressTree Investment Management
                                    Company, Inc., as Portfolio Manager


                                    By:____________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        CypressTree Investment Partners I, Ltd.
                                        125 High Street
                                        Boston, MA  02110

                                        Attention: John Fraser

                                        Telephone:  (617) 946-0600
                                        Facsimile:  (617) 946-5681

                                  INDOSUEZ CAPITAL FUNDING III,
                                  LIMITED
                                  By:  Indosuez Capital, as Portfolio Advisor


                                  By:______________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      Indosuez Capital Funding III, Limited
                                      1211 Avenue of the Americas, 8th Floor
                                      New York, NY  10036-8701

                                      Attention:  Melissa Marano

                                      Telephone:  (212) 278-2231
                                      Facsimile:  (212) 278-2250

                                         THE ROYAL BANK OF SCOTLAND plc


                                         By:___________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             The Royal Bank of Scotland plc
                                             Wall Street Plaza
                                             88 Pine Street, 26th Floor
                                             New York, NY  10005

                                             Attention:  Derek Bonner

                                             Telephone:  (212) 269-0938
                                             Facsimile:  (212) 269-8929

                                     ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     By:  Pilgrim Investments, Inc.
                                          As its Investment Manager


                                     By:_____________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         ML CLO XX Pilgrim America (Cayman) Ltd.
                                         c/o Pilgrim Investments, Inc.
                                         Two Renaissance Square
                                         40 North Central Avenue, Suite 1200
                                         Phoenix, AZ  85004-4424

                                         Attention:  Tom Burgess

                                         Telephone:  (602) 417-8248
                                         Facsimile:  (602) 417-8327

                                  PAM CAPITAL FUNDING LP
                                  BY:  HIGHLAND CAPITAL MANAGEMENT
                                  L.P., as Collateral Manager


                                  By:_______________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      PAM Capital Funding LP
                                      c/o Highland Capital Management L.P.
                                      1150 Two Galleria Tower
                                      13455 Noel Road, LB #45
                                      Dallas, TX  75240

                                      Attention:  Mark Okada

                                      Telephone:  (972) 233-4300
                                      Facsimile:  (972) 233-4343

                                         STEIN ROE & FARNHAM
                                         INCORPORATED As Agent For
                                         KEYPORT LIFE INSURANCE COMPANY

                                         By:__________________________________
                                              Name:
                                              Title:

                                         Address for notices:

                                         Keyport Life Insurance Company
                                         c/o Stein Roe & Farnham
                                         One South Wacker Drive, 33rd Floor
                                         Chicago, IL  60606

                                         Attention:  Brian W. Good

                                         Telephone:  (312) 368-7644
                                         Facsimile:  (312) 368-7857

                                      CHASE SECURITIES INC., as Agent
                                      For The Chase Manhattan Bank, as
                                      Assignee


                                      By:__________________________________
                                           Name:
                                           Title:

                                      Address for notices:

                                      Chase Securities, Inc.
                                      270 Park Avenue, 4th Floor
                                      New York, NY  10017

                                      Attention:  William Bokos

                                      Telephone:  (212) 270-3142
                                      Facsimile:  (212) 270-7968

                                     ALLIANCE CAPITAL MANAGEMENT
                                     L.P.,
                                     As Manager on behalf of ALLIANCE CAPITAL
                                     FUNDING, L.L.C.
                                     By:  ALLIANCE CAPITAL MANAGEMENT
                                     CORPORATION, General Partner of Alliance
                                     Capital Management L.P.


                                     By:__________________________________
                                     Name:
                                     Title:

                                     Address for notices:

                                     Alliance Capital Funding, L.L.C.
                                     Alliance Capital Management L.P.
                                     1345 Avenue of the Americas, 38th Floor
                                     New York, NY  10105

                                     Attention:  Savitri Alex

                                     Telephone:  (212) 969-1350
                                     Facsimile:  (212) 969-1466

                                      ALLIANCE INVESTMENTS, LIMITED,
                                      As Assignee
                                      By:  Alliance Capital Management Corp.

                                      By:__________________________________
                                      Name:
                                      Title:

                                      Address for notices:

                                      Alliance Capital Management L.P.
                                      1345 Avenue of the Americas
                                      New York, NY  10105

                                      Attention:  Savitri Alex
                                                  Alliance Investments, Ltd.

                                      Telephone:  (212) 969-1350
                                      Facsimile:  (212) 969-1466

                                       ML CLO XII PILGRIM AMERICA
                                       (CAYMAN) LTD.
                                       By:  Pilgrim Investments, Inc.
                                       As its Investment Manager


                                       By:__________________________________
                                       Name:
                                       Title:

                                       Address for notices:

                                       ML CLO XII PILGRIM AMERICA
                                       (CAYMAN) LTD.
                                       c/o Pilgrim Investments, Inc.
                                       Two Renaissance Square, Suite 1200
                                       40 North Central Avenue
                                       Phoenix, AZ  85004-4424

                                       Attention: Tom Burgess

                                       Telephone:  (602) 417-8248
                                       Facsimile:  (602) 417-8327

                                        INTEGRITY LIFE INSURANCE COMPANY


                                        By:__________________________________
                                        Name:
                                        Title:

                                        Address for notices:

                                        Integrity Life Insurance Company
                                        515 W. Market Street
                                        Louisville, KY  40202-3319

                                        Attention: James Myjak

                                        Telephone:  (502) 582-7921
                                        Facsimile:  (502) 582-7903

                                         LTCB TRUST COMPANY

                                         By:__________________________________
                                         Name:
                                         Title:

                                         Address for notices:

                                         LTCB Trust Company
                                         165 Broadway, 49th Floor
                                         New York, NY  10006

                                         Attention:  Junichi Ebihara

                                         Telephone:  (212) 335-4477
                                         Facsimile:  (212) 608-2371

                                      KZH CRESCENT-3 LLC


                                      By:__________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          KZH Crescent-3 LLC c/o
                                          The Chase Manhattan
                                          Bank 450 West 33rd
                                          Street - 15th Floor
                                          New York, NY 10001

                                          Attention:  Virginia Conway

                                          Telephone:  (212) 946-7575
                                          Facsimile:  (212) 946-7776

                            CAPTIVA III FINANCE, LTD.,
                            as advised by Pacific Investment Management Company


                            By:___________________________


                            Address for notices:

                                Captiva III Finance, Ltd.
                                c/o Pacific Investment Management Co.
                                840 Newport Center Drive
                                Newport Beach, CA  92660

                                Attention:  Melissa Fejdasz

                                Telephone:  (949) 721-5169
                                Facsimile:  (949) 718-2623

                                    KZH APPALOOSA LLC


                                    By:___________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        KZH Appaloosa LLC
                                        c/o The Chase Manhattan Bank
                                        450 West 33rd Street - 15th Floor
                                        New York, NY  10001

                                        Attention:  Virginia Conway

                                        Telephone:  (212) 946-7575
                                        Facsimile:  (212) 946-7776